UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2021 (March 22, 2021)

TB SA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40260	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1093, Boundary Hall

Cricket Square

Grand Cayman, KY1-1102

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (345) 814-5771

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant to acquire one Class A ordinary share	TBSAU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	TBSA	The NASDAQ Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	TBSAW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2021, TB SA Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253086) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 12, 2021, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated March 22, 2021, by and between the Company and Deutsche Bank Securities Inc., as underwriter (the “Underwriter”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated March 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated March 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

A Registration and Shareholder Rights Agreement, dated March 22, 2021, by and between the Company and the TCP SA, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated March 22, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated March 22, 2021, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

A Letter Agreement, dated March 22, 2021 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•

A Business Combination Marketing Agreement, dated March 22, 2021 (the “Business Combination Marketing Agreement”), by and among the Company, the Underwriter and TowerBrook Financial, L.P., a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 4,333,334 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,500,001. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on March 22, 2021, Gareth Penny, Thando Mhlambiso and Ziyanda Ntshona (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that Mr. Penny, Mr. Mhlambiso and Ms. Ntshona are independent directors within the meaning of applicable SEC and NASDAQ rules. Effective March 22, 2021, Mr. Penny, Mr. Mhlambiso and Ms. Ntshona were appointed to the Board’s Audit Committee, with Mr. Mhlambiso serving as chair of the Audit Committee. Effective March 22, 2021, Mr. Penny, Mr. Mhlambiso and Ms. Ntshona were appointed to the Board’s Human Capital Committee, with Mr. Penny serving as chair of the Human Capital Committee. Effective March 22, 2021, Mr. Penny, Mr. Mhlambiso and Ms. Ntshona were appointed to the Board’s Nominating Committee, with Ms. Ntshona serving as chair of the Nominating Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, consisting of Ziyanda Ntshona, will expire at our first annual general meeting; the term of office of the second class of directors, consisting of Thando Mhlambiso, will expire at the second annual general meeting; and the term of office of the third class of directors, consisting of Gareth Penny and Andrew Rolfe, will expire at the third annual general meeting.

On March 22, 2021, in connection with his or her appointment to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.8 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.8 hereto and Exhibit 10.4 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the underwriters’ deferred discount) and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. On March 23, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 22, 2021, by and between the Company and the Underwriter.

3.2	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement, dated March 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated March 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Shareholder Rights Agreement, dated March 22, 2021, by and between the Company and the Sponsor.

10.3	Private Placement Warrants Purchase Agreement, dated March 22, 2021, by and between the Company and the Sponsor.

10.5	Administrative Services Agreement, dated March 22, 2021, by and between the Company and the Sponsor.

10.8	Letter Agreement, dated March 22, 2021, by and among the Company, its executive officers, its directors and the Sponsor.

10.9	Business Combination Marketing Agreement, dated March 22, 2021, by and among the Company, the Underwriter and TowerBrook Financial, L.P.

99.1	Press Release, dated March 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2021	TCP SA, LLC
By: TCP SA GP, Ltd, as Sole Member

	By:	/s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Authorized Signatory